SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 1 2011

KEYUAN PETROCHEMICALS, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-124837	45-0538522
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Qingshi Industrial Park
Ningbo Economic & Technological Development Zone
Ningbo, Zhejiang Province
P.R. China 315803
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(86) 574-8623-2955
 (ISSUER TELEPHONE NUMBER)

Silver Pearl Enterprises, Inc.
1541 E. Interstate 30
Rockwall, Texas 75087
 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

–––––––––––––––– Copies to: Hunter, Taubman, Weiss 17 State Street, Floor 20 New York, NY 10004 Tel: 212-732-7184
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements

We are in the process of preparing our Annual Report on Form 10-K for the year ending December 31, 2010, which is due on March 31, 2011.  In connection with our consolidated financial statements as at December 31, 2010 and for the fiscal year then ended, issues were raised by the our independent auditor, primarily  relating to the unexplained issues regarding certain cash transactions and recorded sales. The independent auditor reported these issues to our Audit Committee, and our Audit Committee has commenced an investigation of the issues raised.  Inasmuch as completion of our 2010 consolidated financial statements is dependent, upon a satisfactory resolution, following completion of our Audit Committee’s investigation, of the issues raised and any other matters that may come to light as a result of further audit procedures, we were not able to complete our Form 10-K Annual Report by March 31, 2011.  Although we believe that the Audit Committee has undertaken to complete its investigation as soon as practicable, and we will use our best efforts to file the Form 10-K Annual Report by April 15, 2011, there can be no assurance that we will be able to do so by such date.

In light of the investigation by our Audit Committee, our auditors have informed us that there is a possibility that we may be required to make certain adjustments to certain of our previously issued financial statements, and that such previously issued financial statements may not be relied upon Although we are hopeful that the results of our Audit Committee’s investigation will not require material adjustments or restatements of our historical financial statements, there can be no assurance that this will be the case.

As set forth above, our Audit Committee is conducting an investigation of the above referenced issues raised by our independent auditors during their audit of the financial statements that are to be included in the subject Annual Report.  The investigation has just commenced and no conclusions have been reached by the Audit Committee.  As it is possible that the issues raised may either result in material changes or restatements of our financial statements previously filed, or be resolved to the satisfaction of both the Audit Committee and the auditors, at this time, we cannot estimate the type of or amount of change that may occur in connection with the audit of our 2010 consolidated financial statements or any financial statements previously filed.

Item 7.01 Regulation FD Disclosure.

On April 1, 2011, we issued a press release announcing the matters disclosed herein.    A copy of the press release containing such announcement is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:

No.	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keyuan Petrochemicals, Inc.

By:	/s/ Chunfeng Tao
Name:	Chunfeng Tao
Title: Dated:	Chief Executive Officer April 1, 2011